                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12


                       Lincoln National Income Fund, Inc.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                       LINCOLN NATIONAL INCOME FUND, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS:

   The Annual Meeting of Stockholders of LINCOLN NATIONAL INCOME FUND, INC. (the "Fund") will be held at the offices of Delaware Investments, Two Commerce Square, 2001 Market Street, 2nd Floor, Philadelphia, Pennsylvania, on Friday, May 10, 2002 at 10:00 a.m. (EDT), for the following purposes.

   1. To elect three Directors for the Fund to hold office until their successors are elected and qualified.

   2. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof. Stockholders of record at the close of business on April 8, 2002 are entitled to vote at the Annual Meeting.



                                      By order of the Board of Directors.

                                      /s/ David F. Connor
                                      ----------------------------
                                      David F. Connor
                                      Secretary

April 10, 2002


                             YOUR VOTE IS IMPORTANT


     TO SECURE THE LARGEST POSSIBLE REPRESENTATION AND AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, PLEASE MARK PREFERENCES, SIGN,
            DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

                       LINCOLN NATIONAL INCOME FUND, INC.

                               ONE COMMERCE SQUARE
                        PHILADELPHIA, PENNSYLVANIA 19103

                                 PROXY STATEMENT
             Annual Meeting of Stockholders to be held May 10, 2002

   The Board of Directors of Lincoln National Income Fund, Inc. (the "Fund") is soliciting proxies for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 10, 2002 at 10:00 a.m. (EDT) at the offices of Delaware Investments, Two Commerce Square, 2001 Market Street, 2nd Floor, Philadelphia, Pennsylvania, or at any adjournment of that meeting.

   The Fund's most recent annual report was previously mailed to shareholders. The Fund will furnish, without charge, a copy of its annual report to a stockholder upon request made to Delaware Service Company, Inc. ("DSC"), the Fund's administrator, 1818 Market Street, Philadelphia, Pennsylvania 19103, or by calling 1-800-523-1918.

   The purpose of the Annual Meeting is to consider the Proposal referenced on the accompanying Notice. The Board of Directors of the Fund urges you to complete, sign, date and return the Proxy Card (or Cards) included with the Proxy Statement, whether or not you intend to be present at the Annual Meeting. It is important that you provide voting instructions promptly to help ensure a quorum for the Annual Meeting. A proxy may be revoked at any time before it is voted by submission to the Fund of a later dated proxy, by notice in writing to the Fund, or by the stockholder's attendance and vote at the Annual Meeting. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke any previously executed proxy. If the proxy is not revoked, the shares represented by such proxy will be voted according to the instructions on the Proxy Card or, if not marked, the proxies will vote "FOR" the election of the nominees to the Board. The proxies will also be authorized to vote in their discretion on any other matters which may properly come before the Annual Meeting. If you sign and return a Proxy Card, you may still attend the Annual Meeting and vote your shares in person. If your shares are held of record by a broker and you wish to vote in person at the Annual Meeting, you should obtain a Legal Proxy from your broker of record and present it at the Annual Meeting.

   Abstentions will be included for purposes of determining whether a quorum is present for the Fund at the Annual Meeting. They will be treated as votes present at the Annual Meeting, but will not be treated as votes cast. They therefore would have no effect on the election of Directors which requires a plurality of votes cast. Because the Proposal presented is considered to be a "routine" voting item, the Fund does not expect to recognize broker non-votes.

   In the event that a quorum is not present, or if sufficient votes are not received for the adoption of a Proposal, management may propose an adjournment or adjournments of the Annual Meeting. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the Annual Meeting in person or by proxy. In such circumstances, the persons named as proxies will vote in favor of any proposed adjournment.

   Stockholders of record at the close of business on April 8, 2002 will be entitled to vote at the Annual Meeting or any adjournment thereof. On that date, the Fund had 7,114,831 shares of Common Stock and 40,000 shares of Variable Term Preferred Stock ("Preferred Stock") outstanding and entitled to vote. Each share of Common Stock and Preferred Stock will be entitled to one vote at the Annual Meeting.

   This Proxy Statement and accompanying Proxy Card are being mailed on or about April 10, 2002. The solicitation of proxies will be largely by mail but may include telephonic, telegraphic or personal contacts by officers of the Fund or regular employees of the Fund's investment adviser (the "Adviser"), and/or employees of DSC or employees of the Fund's stock transfer agent, Mellon Investor Services, LLC. The Fund's Adviser is Delaware Lincoln Investment Advisers, a series of Delaware Management Business Trust, One Commerce Square, Philadelphia, Pennsylvania 19103.

                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

   The Board of Directors of the Fund is comprised of three Classes of Directors. The seven Directors of the Fund are divided into three separate Classes as follows: two Directors constituting Class 1 Directors have a term of office until the 2003 annual meeting and until their successors are elected and qualified; two Directors constituting Class 2 Directors have a term of office until the 2004 annual meeting of stockholders and until their successors are elected and qualified; and three Directors constituting Class 3 Directors have a term of office until this 2002 Annual Meeting of stockholders and until their successors are elected and qualified. The Board implemented this classified Board structure in April 2000 by filing an amendment to its Articles of Incorporation in the State of Maryland. The Directors in each Class are set forth below.

   CLASS OF DIRECTORS               NAMES OF DIRECTORS
   ------------------               ------------------
        Class 1:                    Adela Cepeda and Roger J. Deshaies
        Class 2:                    Richard M. Burridge and David K. Downes
        Class 3:                    Thomas L. Bindley, Daniel R. Toll and
                                    H. Thomas McMeekin

   At each annual meeting of stockholders, Directors will be elected to succeed the Class of Directors whose terms expire at that meeting, and each newly elected Director will serve for a three-year term and until his or her successor is elected and qualified. Subject to the limitations imposed by the Investment Company Act of 1940, as amended ("1940 Act"), a vacancy that occurs during a term may be filled by the Board. A replacement selected by the Board will serve the remainder of the vacated term until the annual meeting of stockholders at which that Class of Directors is up for election and until his or her successor is elected and qualified.

   Pursuant to the Fund's Articles of Incorporation, five of the Directors are to be elected by the holders of the outstanding shares of the Common Stock and Preferred Stock voting together as a single class, and two of the Directors are to be elected solely by the holders of the shares of Preferred Stock. At the 2000 annual meeting, Ms. Cepeda, a Class 1 Director, was elected solely by the holders of Preferred Stock, and Mr. Burridge, a Class 2 Director, was elected solely by the holders of Preferred Stock at the 2001 annual meeting.

   Except as otherwise directed on the Proxy Card, the persons named as proxies will vote "FOR" the election of the nominees for Directors listed below. Each of the nominees has consented to be a nominee and to serve as a Director if elected. In the event that any of the nominees should become unavailable for election as a Director, the persons named in the accompanying proxy intend to vote for such substitute as the Board of Directors of the Fund may select.

   Required Vote. Under Maryland law, the nominees receiving a plurality of the votes cast at the Annual Meeting will be elected.

                                CLASS 3 DIRECTORS
                     (TO BE ELECTED AT THIS ANNUAL MEETING)

                                                                          Principal                Number of           Other
       Name,                  Position(s)                               Occupation(s)         Portfolios in Fund    Directorships
      Address                  Held with   Length of Time                  During              Complex* Overseen       Held by
   and Birthdate              Registrant      Served                    Past 5 Years               by Director         Director
------------------------------------------------------------------------------------------------------------------------------------
Interested Director

H. Thomas McMeekin(1)          Director       12 Years              Managing Director,                  2         Director, Lincoln
100 Mulberry Street                                            Prudential Investment Management                 National Convertible
Gateway Center Four                                            (since 2001); Managing Partner,                        Securities
   7th Floor                                                  Griffin Investments (since 2000);                       Fund, Inc.
Newark, NJ 07102                                                Executive Vice President and
                                                                  Chief Investment Officer -
June 17, 1953                                                           Fixed Income,
                                                              Delaware Investments (1999-2000);
                                                               President and Director, Lincoln
                                                                 Investment Management, Inc.,
                                                                Executive Vice President and
                                                                  Chief Investment Officer,
                                                               Lincoln National Corporation
                                                                      (until 2000).


Independent Directors

 Thomas L. Bindley             Director        4 Years              President, Bindley                  2      Director, Midas, Inc.
707 Skokie Boulevard                                               Capital Corporation                         and Lincoln National
    Suite 600                                                          (since 1998);                          Convertible Securities
Northbrook, IL 60062                                             Executive Vice President                           Fund, Inc.
                                                                and Chief Financial Officer,
  November 8, 1943                                                  Whitman Corporation
                                                                      (until 1998).

  Daniel R. Toll               Director       16 Years              President, Heller                   2       Director, Lincoln
560 Green Bay Road                                              International Corporation                     National Convertible
   Suite 300                                                          (until 1984).                               Securities
Winnetka, IL 60093                                                                                                Fund, Inc.

 December 3, 1927

----------
* The Fund Complex is comprised of the Fund and Lincoln National Convertible Securities Fund, Inc.
1 Mr. McMeekin is considered to be an "interested director" because prior to July 2000 he was an executive officer of Delaware Investments and Lincoln National Corporation (LNC), of which the Fund's Adviser is a wholly-owned subsidary. In addition, Mr. McMeekin currently owns shares of LNC and is affiliated with a registered broker-dealer.

                                CLASS 1 DIRECTORS
                      (Term Expires at 2003 Annual Meeting)
         (These Directors are NOT being elected at this Annual Meeting)

                                                                          Principal                Number of            Other
       Name,                  Position(s)                               Occupation(s)         Portfolios in Fund     Directorships
      Address                  Held with   Length of Time                  During              Complex* Overseen       Held by
   and Birthdate              Registrant      Served                    Past 5 Years               by Director         Director
------------------------------------------------------------------------------------------------------------------------------------
Independent Directors

   Adela Cepeda                Director       10 Years                    President,                    2          Commissioner,
   Suite 1515                                                          A.C. Advisory, Inc.                         Chicago Public
70 W. Madison Street                                                     (since 1995).                               Building
 Chicago, IL 60602                                                                                                  Commission;
                                                                                                                 Director, Harvard
  April 30, 1958                                                                                                  Club of Chicago,
                                                                                                                  Fort Dearborn
                                                                                                                Income Securities,
                                                                                                                 Inc. and Lincoln
                                                                                                               National Convertible
                                                                                                               Securities Fund, Inc.

Roger J. Deshaies              Director       10 Years                Senior Vice President -           2      Director, Partners
Executive Offices                                                        Finance, Brigham &                    Health System and
  PBB-Admin. 4                                                            Women's Hospital                      Lincoln National
 c/o Receiving                                                             (since 1998);                           Convertible
29 Shattuck Street                                                    Senior Vice President -                  Securities Fund, Inc.
 Boston, MA 02115                                                      Finance, Parkview Health
                                                                         System (until 1998).
  August 5, 1949















----------
* The Fund Complex is comprised of the Fund and Lincoln National Convertible Securities Fund, Inc.

                                CLASS 2 DIRECTORS
                      (Term Expires at 2004 Annual Meeting)
         (These Directors are NOT being elected at this Annual Meeting)

                                                                          Principal                Number of            Other
       Name,                  Position(s)                               Occupation(s)         Portfolios in Fund     Directorships
      Address                  Held with   Length of Time                  During              Complex* Overseen       Held by
   and Birthdate              Registrant      Served                    Past 5 Years               by Director         Director
------------------------------------------------------------------------------------------------------------------------------------
Interested Directors

  David K. Downes(1)          President        1 Year         Executive Vice President, Chief           2           President and
  2005 Market Street         and Director                         Operating Officer and                          Director/Trustee of
Philadelphia, PA 19103                                          Chief Financial Officer,                           33 investment
                                                                Delaware Lincoln Investment                         companies in
  January 8, 1940                                             Advisers; Chairman, President                         the Delaware
                                                               and Chief Executive Officer,                      Investments family
                                                              Delaware Service Company, Inc.;                        of funds
                                                                Mr. Downes has served in
                                                              various executive capacities                      Director/President,
                                                                at different times at                            Lincoln National
                                                                Delaware Investments.                              Convertible
                                                                                                               Securities Fund, Inc.


Richard M. Burridge, Sr.(2)    Director       30 Years             Vice President,                      2       Director, Lincoln
  125 S. Wacker Drive                                              UBS/PaineWebber                             National Convertible
     Suite 2600                                                     (since 2000);                              Securities Fund, Inc.
   Chicago, IL 60606                                                 Chairman,
                                                              The Burridge Group, Inc.
   March 19, 1929                                                  (1996-2000).










* The Fund Complex is comprised of the Fund and Lincoln National Convertible Securities Fund, Inc.

(1) Mr. Downes is considered to be an "interested director" because he is an executive officer of the Fund's Adviser and accounting service provider. Mr. Downes acquired shares of common stock of Lincoln National Corporation
     (LNC), of which the Adviser is a wholly-owned subsidiary, in the ordinary course of business during 2001, but those transactions involved substantially less than 1% of the outstanding shares of common stock of LNC.

(2) Mr. Burridge is considered to be an "interested director" by virtue of his affiliation with a registered broker-dealer.

   As of April 1, 2002, the Directors and officers of the Fund as a group beneficially owned 41,624 shares of the Fund, representing less than 1% of the shares of Common Stock outstanding of the Fund. No Directors or officers held any shares of Preferred Stock of the Fund. The table below sets forth information on each Director's ownership of shares in the Fund and the Fund Complex.

                                    Shares of Common Stock                                         Aggregate Dollar Range of Equity
                                      Beneficially Owned          Dollar Range of Equity         Securities in All Funds Overseen by
     Name of Director                  At April 1, 2002*          Securities in the Fund              Director in Fund Complex**
------------------------------------------------------------------------------------------------------------------------------------
   Interested Directors

   Richard M. Burridge                      22,887                   over $100,000                       over $100,000
    David K. Downes                            0                          $0                                   $0
   H. Thomas McMeekin                        3,672                 $10,001 - $50,000                  $50,001 - $100,000

   Independent Directors

   Thomas L. Bindley                         4,100                 $10,001 - $50,000                     over $100,000
     Adela Cepeda                            3,952                 $10,001 - $50,000                     over $100,000
   Roger J. Deshaies                         2,328                 $10,001 - $50,000                  $50,001 - $100,000
    Daniel R. Toll                           4,685                 $50,001 - $100,000                 $50,001 - $100,000

------------

* Each Director has sole voting and investment authority over the shares shown except as follows. The Fund shares listed for Ms. Cepeda include 564 shares indirectly owned by Ms. Cepeda. The Fund shares listed for Mr. Deshaies include 1,066 shares held in trust. The Fund shares listed for Mr. McMeekin include 200 shares held in trust.

** The Fund Complex is comprised of the Fund and Lincoln National Convertible Securities Fund, Inc.

   The Fund's Nominating, Audit and Joint Transaction Committees consist of all of the Directors except Messrs. Burridge, Downes and McMeekin who, as noted above, are "interested persons" of the Fund. The Nominating Committee recommends nominees for Directors and officers for consideration by the full Board of the Fund. The Nominating Committee does not solicit suggestions for nominees for the Board of Directors of the Fund, but suggestions accompanied by detailed biographical data will be considered if sent to the Secretary of the Fund by the date set forth under "Date for Stockholder Proposals" below. The Audit Committee makes recommendations to the full Board of the Fund with respect to the engagement of independent auditors and reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Joint Transaction Committee is responsible for reviewing any investments in private placement securities by the Fund in which affiliates of the Adviser are also investing. The Board of Directors of the Fund met five times during the year ended December 31, 2001. In addition, the Audit Committee met three times, the Nominating Commitee met two times and the Joint Transaction Committee was not required to meet during the year ended December 31, 2001.

   During the year ended December 31, 2001, all of the current Directors who were on the Board during 2001 attended 75% or more of the aggregate meetings of the Board of Directors and the Board committees of which such Directors were members and were eligible to attend.

   The executive officers of the Fund, other than those shown above, are: David
F. Connor (38), Secretary since October 2000; Ryan K. Brist (31), Vice President since October 2000; Steven R. Brody (52), Vice President since February 2001; and Michael P. Bishof (39), Treasurer since January 2000. Mr. Bishof is a Senior Vice President/Investment Accounting of Delaware Service Company, Inc., the Fund's administrator. Mr. Brist is a Senior Vice President of the Fund's Adviser. Prior to joining the Adviser in 2000, Mr. Brist was a Senior Trader and Corporate Specialist with Conseco Capital Management.

               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
               YOU VOTE "FOR" MESSRS. BINDLEY, McMEEKIN AND TOLL.

                     COMPENSATION OF DIRECTORS AND OFFICERS

The Fund pays directors' fees to those Directors who are not affiliated with the Adviser at the rate of $8,000 per year. The Fund pays a $500 fee for attendance at each Board meeting and at each Audit Committee or Nominating Committee meeting which occurs separately from a Board meeting, a $250 fee for attendance at each Joint Transaction Committee meeting and reimburses Directors for any reasonable travel expenses incurred to attend each meeting. The Fund pays no other remuneration to its Directors and officers. In addition, the Fund provides no pension or retirement benefits to its Directors and officers.

   The following table shows compensation for the independent directors of the Fund for the year ended December 31, 2001:

                          YEAR ENDED DECEMBER 31, 2001
                          ----------------------------
                                           TOTAL                  TOTAL
                                         AGGREGATE            COMPENSATION
                                       COMPENSATION            FROM FUND
NAME                                  FROM THE FUND(1)         COMPLEX(2)
----                                  -------------            -------
Thomas L. Bindley                        $11,000               $23,000
Richard M. Burridge                      $10,500               $22,000
Adela Cepeda                             $11,000               $23,000
Roger J. Deshaies                        $11,000               $23,000
H. Thomas McMeekin                       $10,500               $22,000
Daniel R. Toll                           $11,000               $21,000

-------------
(1) Includes a director's fee of $8,000 per year, a $500 fee for attendance at each Board meeting and at each Audit Committee or Nominating Committee meeting which occurs separately from a Board meeting and a $250 fee for attendance at each Joint Transaction Committee meeting.

(2) This information represents the aggregate directors' fees paid to the independent directors by the Fund and Lincoln National Convertible Securities Fund, Inc.

                             AUDIT COMMITTEE REPORT

   As required by its charter, the Fund's Audit Committee has reviewed and discussed with Fund management and representatives from PricewaterhouseCoopers LLP, the Fund's independent auditors, the audited financial statements for the Fund's fiscal year ended December 31, 2001. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards 61. The Audit Committee also received the written disclosures and the letter from its independent auditors required by Independence Standards Board No. 1, and discussed with a representative of PricewaterhouseCoopers LLP the independent auditor's independence. Based on the foregoing discussions with management and the Fund's independent auditors, the Audit Committee unanimously recommended to the Fund's Board of Directors that the aforementioned audited financial statements be included in the Fund's annual report to shareholders for the fiscal year ended December 31, 2001.

   As noted above, the members of the Fund's Audit Committee are: Thomas L. Bindley, Adela Cepeda, Roger J. Deshaies and Daniel R. Toll. All members of the Audit Committee meet the standard of independence set forth in the listing standards of the New York Stock Exchange. The Fund's Board of Directors has adopted a formal charter for the Audit Committee setting forth its responsibilities. A copy of the Audit Committee's charter is included in Attachment A to this proxy statement.

   A representative of PricewaterhouseCoopers LLP will attend the Annual Meeting, will be given an opportunity to make a statement, and will be available to answer appropriate questions

   Audit fees. The aggregate fees paid to PricewaterhouseCoopers LLP in connection with the annual audit of the Fund's financial statements for the fiscal year ended December 31, 2001 were $35,000.

   Financial information systems design and implementation fees. There were no financial information systems design and implementation services rendered by PricewaterhouseCoopers LLP to the Fund, its Adviser, and entities controlling, controlled by or under common control with the Adviser for the fiscal year ended December 31, 2001.

   All other fees. The aggregate fees billed for other non-audit services rendered by PricewaterhouseCoopers LLP to the Adviser and DSC and their affiliates during the fiscal year ended December 31, 2001 were $480,000.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   The Fund's executive officers, Directors and 10% stockholders and certain persons who are directors, officers or affiliated persons of the Adviser are required under the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Copies of these reports must also be furnished to the Fund. Based solely on a review of copies of such reports furnished to the Fund through the date hereof, or written representations that no reports were required, the Fund believes that during fiscal year 2001 the filing requirements applicable to the above-mentioned persons were met.

                               LEGAL PROCEEDINGS

   Goldstein v. Lincoln National Convertible Securities Fund, Inc. In May 2000, a suit was filed against Lincoln National Convertible Securities Fund, Inc. ("LNV") and its directors then in office (including each current Director of the Fund except for Mr. Downes) in the U.S. District Court for the Eastern District of Pennsylvania. The plaintiff is a stockholder of LNV who, in April 2000, expressed an intention to nominate candidates for the two director positions that were to be filled at LNV's 2000 annual shareholder meeting, to move that the shareholders of LNV pass a certain resolution at that meeting, and to solicit proxies. LNV informed him that it would not permit him to raise the matters he wished to raise at the 2000 shareholder meeting because he had failed to notify LNV of his intentions prior to a published January 2000 deadline. In the action, the plaintiff claims that it was illegal for LNV to enforce this deadline and that the defendants made false and misleading statements in the proxy materials that they disseminated in connection with LNV's 2000 annual meeting. In April 2001, the District Court found in favor of the plaintiff, finding that under Maryland law LNV's directors, by precluding the plaintiff from nominating his candidates for election to the Board of LNV and submitting his other proposal at the meeting, breached their fiduciary duty. This ruling was based on the court's conclusion that the published deadline for submitting shareholder proposals was invalid and unenforceable because it was not also reflected in LNV's bylaws. The court also found that LNV's directors had omitted material facts in connection with the solicitation of proxies for the 2000 annual meeting. Although LNV's proxy materials disclosed that the board had implemented a classified structure as permitted by Maryland law, the court ruled that LNV's proxy materials should have stated that this was accomplished by way of an amendment to LNV's charter documents. The board of LNV has appealed the decision of the District Court in this case.

                    SHAREHOLDERS OWNING 5% OR MORE OF A FUND

   As of the record date, April 8, 2002, Cede & Co., P.O. Box 20, Bowling Green Station, New York, NY 10004, was the owner of record of 4,662,334 shares (65.53%) of the outstanding Common Stock of the Fund. With respect to the outstanding Preferred Stock of the Fund, as of the record date, CIBC World Markets Corp., One World Financial Center, 200 Liberty Street, New York, NY 10281 was the owner of record of 22,100 shares (55.25%); Merrill Lynch Pierce Fenner & Smith, 4 Corporate Place, 40th Floor, Piscataway, NJ 08854 was the owner of record of 12,600 shares (31.50%); and UBS PaineWebber Inc., 1000 Harbor Blvd., Weekhawken, NJ 07087 was the owner of record of 4,900 shares (12.25%). Other than as reported herein, the Fund has no knowledge of beneficial ownership of its shares.

                         DATE FOR STOCKHOLDER PROPOSALS

   Any stockholder proposals intended to be presented at the next Annual Meeting and be included in the proxy statement and proxy of the Fund must be in proper form and must be received on or before December 18, 2002. Any stockholder proposals intended to be presented at the next Annual Meeting, but not to be included in the proxy statement and proxy of the Fund, must be in proper form and must be received on or before March 3, 2003. All such proposals should be sent to the Secretary of the Fund, One Commerce Square, Philadelphia, Pennsylvania 19103. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the Securities Exchange Act of 1934.

                                 OTHER MATTERS

   The Board of Directors of the Fund does not know of any other matter or business that may be brought before the Annual Meeting. However, if any such matter or business properly comes before the Annual Meeting, it is intended that the persons named as proxies on the enclosed Proxy Card will vote in accordance with their best judgment.



                                                 /s/ David F. Connor
                                                 -------------------------
                                                 David F. Connor
                                                 Secretary

Dated April 10, 2002

             YOU ARE URGED TO SEND IN YOUR EXECUTED PROXY PROMPTLY.

                                  ATTACHMENT A

               Lincoln National Convertible Securities Fund, Inc.

                       Lincoln National Income Fund, Inc.

                             Audit Committee Charter


Statement of Policy
-------------------
   Each Audit Committee shall oversee the audit process and provide assistance to the Fund's Directors in fulfilling their responsibilities to the Fund relating to the fund accounting and reporting practices of the Fund, and the quality and integrity of the financial reports of the Fund. The Audit Committee's role is clearly one of overview and review and not of direct management of the fund accounting, reporting or audit processes. It is the responsibility of the Audit Committee to maintain a free and open means of communication among the Directors, the independent accountants and the Fund's officers.

   The outside auditor for the Fund shall be ultimately accountable to the Board of Directors and this Committee. This Committee and the Board of Directors shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or, alternatively, to nominate the outside auditor to be proposed for shareholder approval in any proxy statements).

Membership
----------
   The Audit Committee shall consist of a Chairman and at least two other Board members, all of whom shall have no relationship to the Fund that may interfere with the exercise of their independence from management and the Fund. The independence of the members of this Committee shall be interpreted in accordance with the Rules of the New York Stock Exchange regarding Audit Committee as promulgated from time to time. Each member of the Audit Committee shall be financially literate in the reasonable business judgement of the Board of Directors, or become financially literate within a reasonable period of time after appointment to the Committee. At least one member of the Audit Committee shall have accounting or related financial management expertise in the reasonable business judgement of the Board of Directors.

Principal Functions
-------------------
   The Audit Committee Shall:

 1. Review and reassess the adequacy of this charter on an annual basis. The Committee Chairman shall insure that the Fund provides the New York Stock Exchange written confirmation regarding: (a) any determination that the Board of Directors has made regarding the independence of Directors; (b) the financial literacy of the Audit Committee members; (c) the determination that at least one of the Audit Committee members has accounting or related financial management expertise; and (d) the annual review and reassessment of the adequacy of this Charter.

 2. Review the audit reports of the Fund prepared by its designated certified public accounting firm outside auditor, recommend the selection of an outside auditor for the ensuing year, review the audit and non-audit fees paid to the Fund's certified public accountants, and review in draft form the Annual Report, SEC 10-K, and Annual Proxy Statements for recommendation to the full Board.

 3. Ensure that the outside auditor submits on a periodic basis to this Committee a formal written statement delineating all relationships between the auditor and the Fund. This Committee shall also actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectively and independence of the outside auditor and shall make recommendations to the Board of Directors to take appropriate action in response to the outside auditors report to satisfy itself of the outside auditors' independence.

 4. Review, in consultation with the independent accountants, the conduct and results of each external audit of the financial statements of the Fund, each certification, report or opinion rendered by the independent accountants in connection with each audit, each related management letter, and management's responses to any recommendations made by the independent accountants in connection with each audit.

 5. Review, in consultation, as appropriate, with the independent accountants, the Fund's officers and the service contractors;

   a) Any disputes between the service contractors and the independent accountants that arise in connection with the audits and/or preparation of the financial statements;

   b) The independent accountant's review of each Fund's accounting and internal control procedures to check compliance with the rules and regulations of the SEC and other applicable requirements; and

   c) The review by the independent accountants (or other independent accountants) of the accounting and internal control procedures of the Fund's custodians and transfer agent to check compliance with the rules and regulations of the SEC and other applicable requirements.

   d) Consider, in consultation with the independent accountants and the Fund's officers, the scope and plan of forthcoming external audits and the review of the Fund's accounting and internal control procedures.

 6. Consider, when presented by the Fund's officers, the service contractors or the independent accountants, material questions of choice with respect to appropriate accounting principles and practices to be used in the preparation of the Fund's financial statements.

 7. Have the power to inquire into any financial matters in addition to those set forth above.

 8. Review, in consultation with the Fund's officers and/or service contractors, any proposal to employ the independent accountants to render consulting or other non-audit services.

 9. Report to the entire Fund's Board periodically and as requested on the performance of its responsibilities and its findings.

10. Perform such other functions as may be assigned to it by law, the Fund's charter, declaration of trust or by-laws, or by the Board.

Resource and Staff Assistance
-----------------------------
   The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall consult as they deem appropriate with personnel of the Fund, and/or others whose views would be considered helpful to the Audit Committee.

Meetings
--------
   The Audit Committee shall meet at least twice each year, to determine the firm to be recommended to be employed as the Fund's independent accountants and the proposed terms of such engagements, to discuss and approve the scope of the next year's audit of the financial statements, and to review the results of the audit for the prior year. The Audit Committee shall meet with the Fund's independent accountants at least once annually outside the presence of the Fund's officers and management representatives.



                                      A-2






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                                         |______________________________________
                                         | Lincoln National Income Fund, Inc.
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                                         |
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                                         | PROXY STATEMENT
                                         | Notice of Annual
                                         | Meeting of
                                         | Shareholders
                                         |______________________________________
                                         | May 10, 2002
                                         |
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



                 LINCOLN NATIONAL INCOME FUND, INC. (the "Fund")
                  ANNUAL MEETING OF STOCKHOLDERS - MAY 10, 2002

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David K. Downes and David F. Connor, or either of them, with the right of substitution, proxies of the undersigned at the Annual Meeting of Stockholders of the Fund indicated on this form to be held at the offices of Delaware Investments, Two Commerce Square, 2001 Market Street, 2nd Floor, Philadelphia, Pennsylvania 19103, on Friday, May 10, 2002 at 10:00 A.M. (EDT), or at any postponement or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this meeting and specifically as indicated on the reverse side of this form. Please refer to the proxy statement for a discussion of each of these matters.

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE THE PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING, OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.


                           THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. TO SECURE THE LARGEST POSSIBLE REPRESENTATION AND AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ON THIS CARD TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

                           Date __________________________________________, 2002
                           Signature(s) (Joint Owners) (PLEASE SIGN WITHIN BOX)

Please fill in box(es) as shown using black or blue ink. X

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL NO. 1

                                                                                 FOR           WITHHOLD         FOR ALL
1. To elect the following nominees as Class 2 Directors of the Fund.             ALL              ALL            EXCEPT

        01) Thomas L. Bindley  02) H. Thomas McMeekin  03) Daniel R. Toll



If you checked "For All Except," write the withheld nominee's name above.

                                                                             536